UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
October 25, 2007
UNIFI, INC.
(Exact name of registrant as specified in its charter)

New York	1-10542	11-2165495
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7201 West Friendly Avenue
Greensboro, North Carolina 27410
(Address of principal executive offices, including zip code)
(336) 294-4410
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On October 25, 2007, Unifi, Inc. (the “Registrant”) issued a press release announcing its operating results for its first fiscal quarter ended September 23, 2007, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 7.01. REGULATION FD DISCLOSURE.
     On October 25, 2007, the Registrant will host a conference call to discuss financial results for its first fiscal quarter ended September 23, 2007. The slide package prepared for use by executive management for this presentation is attached hereto as Exhibit 99.2. All of the information in the presentation is presented as of October 25, 2007, and the Registrant does not assume any obligation to update such information in the future.
     The information included in the preceding paragraph, as well as the exhibit referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
ITEM 8.01. OTHER EVENTS.
     On October 25, 2007, the Registrant issued a press release announcing its operating results for its first fiscal quarter ended September 23, 2007, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release dated October 25, 2007 with respect to the Registrant’s financial results for its first fiscal quarter ended September 23, 2007.

99.2	Slide Package prepared for use in connection with the Registrant’s first fiscal quarter earnings conference call to be held on October 25, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFI, INC.
By:	/s/ Ronald L. Smith
Ronald L. Smith
Vice President and Chief Financial Officer

Dated: October 25, 2007

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release dated October 25, 2007 with respect to the Registrant’s financial results for its first fiscal quarter ended September 23, 2007.

99.2	Slide Package prepared for use in connection with the Registrant’s first fiscal quarter earnings conference call to be held on October 25, 2007.